Exhibit 99.1

Worldwide Webb Acquisition Corp. Stockholders Approve

Business Combination with Aeries Technology

NEW YORK – November 2, 2023 – Worldwide Webb Acquisition Corp. (“WWAC”) (Nasdaq: WWAC), a special purpose acquisition company, today announced that its stockholders approved all proposals related to the previously announced business combination (the “Business Combination”) with Aark Singapore Pte. Ltd., a Singapore private company limited and its subsidiary (“Aeries Technology” or “Aeries”) at its Annual General Meeting held on November 2, 2023. The business combination is being implemented pursuant to the Business Combination Agreement, dated March 11, 2023, by and among WWAC, WWAC Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly-owned subsidiary of WWAC, and Aeries, as so amended, (the “BCA”). Approximately 99.87% of the votes cast at the meeting on the business combination proposal, representing approximately 81.71% of WWAC’s outstanding shares, voted to approve the Business Combination. The formal results of the vote will be included in a Current Report on Form 8-K to be filed by WWAC with the U.S. Securities and Exchange Commission, which will be available at www.sec.gov.

The closing of the Business Combination is anticipated to occur on or about November 6, 2023. Following the closing, the combined company will operate as Aeries Technology, Inc. and its shares of Class A common stock and warrants are expected to trade on The Nasdaq Stock Market LLC beginning November 7, 2023 under the symbols “AERT” and “AERTW”, respectively.

About WWAC

WWAC is a special purpose acquisition company founded by Daniel Webb, a former technology investment banker and private equity investor, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

About Aeries

Aark Singapore Pte. Ltd. is the parent company of Aeries Technology, a global professional and management services partner offering a range of management consultancy services for private equity sponsors and their portfolio companies with engagement models that are designed to provide a mix of deep vertical specialty, functional expertise, and digital systems and solutions to scale, optimize and transform a client’s business operations.

Cautionary Note Regarding Forward-Looking Statements

This Press Release includes certain statements that are not historical facts but are forward-looking statements within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended, for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include but are not limited to statements regarding the anticipated benefits of the Business Combination, the combined company becoming a publicly listed company, the anticipated impact of the Business Combination on the combined companies’ business and future financial and operating results, and the anticipated timing of closing of the Business Combination. Words such as

“may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectations or intent regarding the combined company’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the failure to realize the anticipated benefits of the Business Combination or those benefits taking longer than anticipated to be realized; (ii) unexpected costs or unexpected liabilities that may result from the Business Combination, whether or not consummated; (iii) the impact of COVID-19 on Aeries’ business and/or the ability of the parties to complete the Business Combination; (iv) the effect of disruption from the announcement or pendency of the transaction on Aeries’ business relationships, performance, and business generally; (v) risks that the Business Combination disrupts current plans and operations of Aeries and potential difficulties in Aeries employee retention as a result of the Business Combination; (vi) the outcome of any legal proceedings that may be instituted against Aeries or WWAC related to the Business Combination Agreement or the Business Combination; (vii) the ability to maintain the listing of WWAC’s securities on the Nasdaq Capital Market; (viii) potential volatility in the price of WWAC’s securities due to a variety of factors, including economic conditions and the effects of these conditions on Aeries’ clients’ businesses and levels of activity, risks related to an economic downturn or recession in India, the United States and other countries around the world, fluctuations in earnings, fluctuations in foreign exchange rates, Aeries’ ability to manage growth, intense competition in IT services including those factors which may affect Aeries’ cost advantage, wage increases in India, the ability to attract and retain highly skilled professionals, time and cost overruns on fixed-price, fixed-time frame contracts, client concentration, restrictions on immigration, industry segment concentration, Aeries’ ability to manage the international operations, withdrawal or expiration of governmental fiscal incentives, political instability and regional conflicts, legal restrictions on raising capital or acquiring companies outside India, changes in laws and regulations affecting Aeries’s business and changes in the combined company’s capital structure; (ix) the ability to implement business plans, identify and realize additional opportunities and achieve forecasts and other expectations after the completion of the Business Combination; (x) the risk that the post-combination company may never achieve or sustain profitability; (xi) WWAC’s potential need to raise additional capital to execute its business plan, which capital may not be available on acceptable terms or at all; (xii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; and (xiii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries. The forward-looking statements contained in this communication are also subject to additional risks, uncertainties, and factors, including those described in WWAC’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed or to be filed with the SEC by WWAC from time to time. The forward-looking statements included in this communication are made only as of the date hereof. None of Aeries, WWAC or any of their affiliates undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, subsequent events, circumstances or otherwise, except as may be required by any applicable securities laws.